UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2020

EASTSIDE DISTILLING, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38182	20-3937596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 SE Water Avenue, Suite 390

Portland, OR 97214

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (971) 888-4264

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	EAST	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Interim CFO

The Board of Directors (the “Board”) of Eastside Distilling, Inc. (“Eastside”) approved the appointment of G. Stuart Schreiner as Interim Chief Financial Officer, effective February 28, 2020. Eastside’s press release announcing Mr. Schreiner’s appointment as Interim Chief Financial Officer is furnished hereto as Exhibit 99.1.

Prior to his appointment as Interim Chief Financial Officer of Eastside, Mr. Schreiner, age 65, served as a financial consultant for Tatum, LLC, C-Squared Solutions and GSS Consulting LLC since 2002. During and prior to that time, he held various senior level positions, including Director of Finance or Chief Financial Officer, with Hands-On Labs, Inc., Melco Industries, Inc., AirCell, Inc., Nathan Wechsler CPA, Cablecom-General, Translogic Corporation, Fischer Imaging, and Century International. Mr. Schreiner is a Certified Public Accountant (inactive) and has a B.S. in Accounting, with Honors from Bentley College.

Compensatory Arrangements of Certain Officers

In connection with Mr. Schreiner’s appointment as Interim Chief Financial Officer, Eastside entered into a CFO Consulting Agreement dated March 2, 20220, with GSS Consulting, LLC, an entity through which Mr. Schreiner provides consulting services (the “Consulting Agreement”). The Consulting Agreement provides, among other things, that Mr. Schreiner will serve as a non-employee Chief Financial Officer on a part-time basis, in exchange for a fee of $125 per hour.

The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants and agreements contained in the Consulting Agreement and is subject to and qualified in its entirety by reference to the complete text of the Consulting Agreement, which will be filed as an exhibit to Eastside’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release of Eastside Distilling, Inc. dated March 3, 2020, announcing the appointment of G. Stuart Schreiner as Interim Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2020

EASTSIDE DISTILLING, INC.

By:	/s/ Lawrence Firestone
Lawrence Firestone
Chief Executive Officer